UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 6, 2023

Date of Report (date of earliest event reported)

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 32nd Floor New York New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 520-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market
Rights to Purchase Series D Junior Participating Preferred Stock	--	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2023, Steel Connect, Inc., a Delaware corporation (the “Company”), convened its virtual special meeting of stockholders of the Company (the “Special Meeting”) at 12:00 p.m., Eastern Time.

At the close of business on May 17, 2023, the record date for the determination of stockholders entitled to vote at the Special Meeting, there were 60,942,460 outstanding shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”) entitled to one vote per share, and 35,000 shares of Series C preferred stock (the “Preferred Stock”) entitled to 510.204085714 votes per share (voting as an aggregate of 17,857,143 shares of Company Common Stock on an as-converted basis), for an aggregate of 78,799,603 voting interests of shares of Company Common Stock constituting all of the outstanding voting securities of the Company.

The total number of shares of Company Common Stock that voted in person or by proxy at the Special Meeting was 38,030,681, representing approximately 62.4% of the 60,942,460 shares of Company Common Stock outstanding and entitled to vote at the Special Meeting. All shares of the Preferred Stock (voting as an aggregate of 17,857,143 shares of Company Common Stock on an as-converted basis) voted in person or by proxy at the Special Meeting. Together, the Company Common Stock and the Preferred Stock that voted at the Special Meeting represented 55,852,824 voting interests of shares of Company Common Stock (on an as-converted basis), representing approximately 70.9% of the 78,799,603 total voting interests of shares of Company Common Stock outstanding and entitled to vote at the Special Meeting (on an as-converted basis), and which constituted a quorum for the transaction of business.

The results of the stockholder vote on each proposal brought before the meeting were as follows:

Proposal No. 1—The Nasdaq Proposal. The proposal to consider and vote on a proposal to authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635, the rights of the Series E preferred stock of the Company (the “Series E Preferred Stock”) to vote and receive dividends together with the Company Common Stock on an as-converted basis and the issuance of Company Common Stock upon conversion of the Series E Preferred Stock was approved by the following vote:

For	Against	Abstain
49,196,201	6,639,731	16,892

Proposal No. 2—The Reverse/Forward Stock Split Proposal. The proposal to consider and vote upon a proposal to amend the Company’s Charter, to effect a 1-for-3,500 reverse stock split (the “Reverse Stock Split”) of the Company Common Stock, followed immediately by an amendment to the Charter to effect a 375-for-1 forward stock split of the Company Common Stock (the “Forward Stock Split,” and, together with the Reverse Stock Split, the “Reverse/Forward Stock Split”) of the Company Common Stock was approved by the following vote:

For	Against	Abstain
54,086,837	1,755,296	10,691

Proposal No. 3—The Adjournment Proposal. The proposal to approve the adjournment of the Special Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Nasdaq Proposal or the Reverse/Forward Stock Split Proposal was approved by the following vote:

For	Against	Abstain
48,901,295	3,522,837	3,428,692

Item 8.01 Other Events.

On June 7, 2023, the Company issued a press release announcing that the Company intends to effect the Reverse/Forward Stock Split effective as of 5:00 p.m. Eastern Time on June 21, 2023 (the “Reverse Stock Split Effective Date”). Immediately thereafter, the Forward Stock Split is scheduled to become effective as of 5:01 p.m. Eastern Time on June 21, 2023 (the “Forward Stock Split Effective Date” and, together with the Reverse Stock Split Effective Date, the “Effective Date”). The Company Common Stock will begin trading on a Reverse/Forward Stock Split-adjusted basis on the Nasdaq Capital Market when the market opens on June 22, 2023. The trading symbol for the Company Common Stock will remain “STCN.” The Common Stock will be assigned a new CUSIP number (858098205) following the Reverse/Forward Stock Split.

No fractional shares will be issued in connection with the Reverse/Forward Stock Split. Shares held by stockholders who hold fewer than 3,500 of the Company’s Common Stock immediately prior to the Reverse Stock Split will be converted into the right to receive a payment in cash (without interest) equal to the fair value of such shares as of the time when those entitled to receive such payments are determined, which shall be an amount equal to such number of shares of Company Common Stock held multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split, and each share of Company Common Stock held by a stockholder of record owning 3,500 shares or more immediately prior to the effective time of the Reverse Stock Split will be converted into a new number of shares of Company Common Stock based on a ratio of 375 shares of Company Common Stock for each share of Company Common Stock owned immediately following the Reverse Stock Split, including any fractional shares owned following the Reverse Stock Split; however, with respect to any fractions of a share of Company Common Stock that may be held as a result of the Forward Stock Split, stockholders will receive a payment in cash (without interest) equal to the fair value of such fractions as of the time when those entitled to receive such fractions are determined, which shall be an amount equal to such fractions multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the effective date of the Reverse/Forward Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse/Forward Stock Split).

Additional information about the Reverse/Forward Stock Split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2023, which is available free of charge at the SEC’s website, www.sec.gov.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this Current Report on Form 8-K relating to the Reverse/Forward Stock Split. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements. References and links to websites and social media have been provided as a convenience, and the information contained on such websites and social media is not incorporated by reference into this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2023	Steel Connect, Inc.

	By:	/s/ Jason Wong
	Name:	Jason Wong
	Title:	Chief Financial Officer

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